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EXHIBIT 99.1

Keystone Property Trust

Fourth Quarter 2002 Earnings Conference Call

Supplemental Information Package

        This supplemental information package may contain statements which constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the intent, belief or current expectations of the Company, its trustees, or its officers with respect to the future operating performance of the Company. Investors are cautioned that any such forward looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward looking statements as a result of various factors. Important factors that could cause such differences are described in the Company's periodic filings with the Securities and Exchange Commission, including the Company's Form 10-K and quarterly reports on Form 10-Q.

Keystone Property Trust

Financial Highlights (Dollars in thousands, except per share data)

	Three Months Ended December 31,			Year Ended December 31,
	2002	% Change	2001	2002	% Change	2001
Income Items:
Revenue	$23,224	(3.7%)	$24,107	$96,502	(9.4%)	$106,570
Earnings Before Interest, Taxes and Depreciation (EBITDA)	16,193	(19.6%)	20,142	74,209	(13.4%)	85,735
Net Income (Loss) Allocated to Common Shares	1,860	(11.9%)	2,112	(10,998)	N/A	13,607
Funds from Operations	10,005	(23.9%)	13,149	49,219	(1.4%)	49,912
Funds from Operations—Per Share (Diluted)	0.32	(23.8%)	0.42	1.57	(8.2%)	1.71
Dividends Paid Per Share- Common Shares	0.325	1.6%	0.320	1.290	2.4%	1.260
Diluted Operating Earnings per Share	0.14	(36.4%)	0.22	0.76	7.0%	0.71
Diluted Earnings (Loss) Per Share	0.09	(18.2%)	0.11	(0.57)	N/A	0.90
Weighted Average Common Shares and Units- FFO	31,436,456	1.5%	30,977,628	31,252,430	6.8%	29,261,054
Weighted Average Common Shares and Units- EPS	27,199,688	47.8%	18,399,849	25,642,973	19.8%	21,410,023
Ratios:
Interest Coverage Ratio	2.5x		2.7x	2.7x		2.4x
Fixed Charge Coverage Ratio	2.0x		2.1x	2.0x		1.8x
Dividend Payout Ratio-FFO	101.6%		76.2%	82.2%		73.7%
	As of December 31,
	2002	2001	2000
Assets:
Investments in Real Estate at Cost	$628,819	$817,587	$957,361

Total Assets	$670,612	$826,769	$962,441

Liabilities and Equity:
Total Debt	$325,796	$435,136	$616,569
Other Liabilities	19,767	19,997	22,246
Convertible Preferred Equity, at Liquidation Preference	67,892	100,392	140,392
Common Equity and Minority Interest	257,157	271,244	183,234

Total Liabilities and Equity	$670,612	$826,769	$962,441

Ratios:
Debt to Undepreciated Assets	45.9%	49.8%	61.5%
Total Liabilities to Undepreciated Assets	48.7%	52.1%	63.7%

Keystone Property Trust

Condensed Consolidated Statements of Operations (Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Revenue:
Rents	$19,773	$20,736	$83,067	$92,370
Reimbursement Revenue and Other	3,451	3,371	13,435	14,200

Total Revenue	23,224	24,107	96,502	106,570

Operating Expenses:
Property Operating Expenses	2,192	2,092	7,740	8,653
Real Estate Taxes	2,542	2,314	9,989	9,567
General and Administrative	3,114	1,600	9,094	8,660
Employee Termination Costs	—	—	930	—
Depreciation and Amortization	4,404	4,970	19,978	23,938
Interest Expense	5,918	6,286	24,252	33,373
Provision for Asset Impairment	—	—	30,200	—

Total Operating Expense	18,170	17,262	102,183	84,191

Income/(Loss) from Continuing Operations before Equity in Income from Equity Method Investments and (Losses)/Gains on Sales of Assets	5,054	6,845	(5,681)	22,379
Equity in Income from Equity Method Investments	316	668	899	1,123
(Losses) Gains on Sales of Assets	(697)	(1,219)	(1,122)	9,142

Income/(Loss) from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership, Extraordinary items, and Income Allocated to Preferred Shareholders	4,673	6,294	(5,904)	32,644
Distributions to Preferred Unitholders	(1,268)	(1,447)	(5,585)	(7,057)

Income/(Loss) from Continuing Operations before Minority Interest of Unitholders in Operating Partnership, Extraordinary items and Income Allocated to Preferred Shareholders	3,405	4,847	(11,489)	25,587
Minority Interest of Unitholders in Operating Partnership	(495)	(792)	3,492	(5,329)

Income (Loss) from Continuning Operations	2,910	4,055	(7,997)	20,258
Discontinued Operations:
Income from Discontinued Operations	—	258	323	989
Gain on Disposition of Discontinued Operations	—	—	871	—
Minority Interest	—	(66)	(294)	(331)
Income from Discontinued Operations	—	192	900	658
Extraordinary Items — Loss on Early Retirement of Debt	(685)	(1,197)	(863)	(2,274)

Income/(Loss) before Income Allocated to Preferred Shareholders	2,225	3,050	(7,960)	18,642
Income Allocated to Preferred Shareholders	(365)	(938)	(3,038)	(5,035)

Net Income (Loss) Allocated to Common Shareholders	$1,860	$2,112	$(10,998)	$13,607

Keystone Property Trust

Condensed Consolidated Statements of FFO and FAD (Dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Funds from Operations:
Income/(Loss) from Continuing Operations before Distributions to Preferred Unitholders, Minority Interest of Unitholders in Operating Partnership, Extraordinary items, and Income Allocated to Preferred Shareholders	$4,673	$6,294	$(5,904)	$32,644
Losses/(Gains) on Sales of Assets	697	1,219	1,122	(9,142)
Provision for Asset Impairment and Employee Termination Costs	—	—	32,530	—
Depreciation and Amortization Related to Real Estate	4,404	5,122	20,367	24,520
Depreciation and Amortization Related to Joint Ventures	231	256	781	901
Income from Discontinued Operations	—	258	323	989

Funds from Operations	$10,005	$13,149	$49,219	$49,912

Funds from Operations-Basic	$0.32	$0.43	$1.59	$1.75

Funds from Operations Per Diluted Share	$0.32	$0.42	$1.57	$1.71

Funds Available For Distribution:
Funds from Operations	$10,005	$13,149	$49,219	$49,912
Building Improvements	(271)	(875)	(826)	(1,670)
Tenant Improvements	(315)	(428)	(1,981)	(2,037)
Leasing Commissions	(603)	(778)	(2,557)	(2,289)
Non-Cash Compensation Charges	443	233	1,176	908
Amortization of Deferred Financing Costs	258	405	1,071	1,789
Rental Income from Straight Line Rents	(928)	(865)	(3,476)	(2,960)

Funds Available for Distribution	$8,589	$10,841	$42,626	$43,653

Funds Available for Distribution Per Diluted Share	$0.27	$0.35	$1.36	$1.49

Weighted Average Shares and Units—Diluted	31,436,456	30,977,628	31,252,430	29,261,054

Dividend Paid Per Common Share	$0.325	$0.320	$1.290	$1.260

Dividend Payout Ratio-FFO	101.6%	76.2%	82.2%	73.7%

Dividend Payout Ratio-FAD	120.4%	91.4%	94.9%	84.6%

Keystone Property Trust

Condensed Consolidated Balance Sheets (Dollars in thousands)

	December 31, 2002	December 31, 2001
Assets:
Investments in Real Estate, Including Development and Construction in Progress of $53,577 and $61,966 for 2002 and 2001, respectively.	$542,617	$817,587
Assets Held for Sale	86,202	—
Less: Accumulated Depreciation	(34,513)	(47,192)
Accumulated Depreciation — Assets held for sale	(4,919)	—

Investments in Real Estate, Net	589,387	770,395

Cash, Cash Equivalents, and Escrows	2,398	6,842
Notes and Accounts Receivable, Net	7,646	11,046
Deferred Financing and Leasing Costs, Net	7,134	11,455
Equity Method Investments	53,624	21,863
Other Assets	5,626	5,168
Other Assets—Held for Sale	4,797	—

Total Assets	$670,612	$826,769

Liabilities And Shareholders' Equity:
Liabilities:
Mortgage Notes and Other Debt	$286,100	$435,136
Liabilities for Assets Held for Sale, including Mortgage Notes Payable of $39,696	40,321	—
Accrued Liabilities and Other	19,142	19,997

Total Liabilities	345,563	455,133

Minority Interest:
Limited Partners in Operating Partnership	31,588	48,230
Convertible Preferred Units in Operating Partnership	52,892	60,392

Total Minority Interest	84,480	108,622

Shareholders' Equity:
Preferred Stock, $.001 par value	1	2
Common Stock, $.001 par value	21	18
Additional Paid-in Capital	290,716	277,312
Cumulative Net Income	24,098	35,096
Cumulative Dividends	(74,267)	(49,414)

Total Shareholders' Equity	240,569	263,014

Total Liabilities and Shareholders' Equity	$670,612	$826,769

Keystone Property Trust

Market Operating Statistics (As of December 31, 2002)

	New Jersey	Pennsylvania	Indiana	South Carolina	Other	Grand Total
Square Feet Owned at December 31, 2002	6,574,529	6,524,588	2,591,460	2,721,789	1,502,672	19,915,038
% of Total Rentable SF	33.0%	32.8%	13.0%	13.7%	7.5%	100.0%
Number of Buildings	21	29	6	26	11	93
Number of Leases	36	56	5	24	12	133
Economic Occupancy—Quarter-to-date	94.3%	91.9%	92.4%	92.1%	97.8%	93.3%
Economic Occupancy—Year-to-date	97.3%	90.7%	95.9%	91.1%	98.4%	94.3%
Physical Occupancy at December 31, 2002	94.9%	92.7%	93.7%	85.8%	98.0%	93.0%
Annualized Base Rent (in 000's)	$29,702	$23,688	$8,627	$6,636	$5,183	$73,836
Annualized Base Rent Per Leased SF	$4.76	$3.92	$3.55	$2.84	$3.52	$3.99
Lease Expirations as a Percentage of ABR:
2003	1.5%	28.3%	—	61.0%	7.6%	15.7%
2004	18.8%	8.0%	—	7.1%	19.6%	12.2%
2005	14.9%	6.8%	—	13.5%	—	9.4%
2006	22.5%	16.8%	—	—	—	14.4%
2007	17.5%	13.0%	—	4.1%	28.4%	13.6%
Wtd Avg Lease Term Remaining (in years)	4.0	3.5	10.2	2.3	6.1	4.6
Square Feet of Leasing Activity in Quarter	18,000	7,240	—	425,000	43,060	493,300
Year-to-date	1,233,612	1,716,363	435,864	1,319,400	1,078,066	5,783,305
Tenant Retention during period	0.0%	7.2%	N/A	60.9%	4.9%	50.2%
Year-to-date	88.5%	53.7%	N/A	70.4%	77.9%	67.7%
Rent Change on Renewals and Rollovers during period:	N/A	(0.2%)	N/A	(2.9%)	(13.2%)	(3.4%)
Year-to-date	13.1%	5.8%	N/A	(4.1%)	(8.0%)	0.8%
Same Store NOI Growth during period (Cash basis):	(2.1%)	(9.3%)	(2.3%)	3.3%	4.0%	(2.9%)
Year-to-date	1.8%	(6.0%)	1.1%	8.7%	(6.6%)	(2.2%)
Same Store NOI Growth during period (GAAP basis):	(7.9%)	(2.8%)	(1.4%)	3.3%	(2.2%)	(3.5%)
Year-to-date	(0.2%)	(2.2%)	0.7%	9.3%	(5.8%)	(1.4%)
Same Store Physical Occupancy at December 31, 2002	98.8%	91.2%	88.0%	85.8%	97.8%	93.4%
Square Feet Owned in Same Store Pool	5,748,284	4,097,730	1,357,500	2,721,789	1,388,672	15,313,975

Keystone Property Trust

Same Store Analysis — Cash Basis (Dollars in thousands)

	Same Store Portfolio Quarter Ended December 31,				Same Store Portfolio Twelve Months Ended December 31,
	2002	2001	Change	% Change	2002	2001	Change	% Change
Revenue
Gross Potential Rent	$12,678	$12,230	$448	3.7%	$73,048	$71,663	$1,385	1.9%
Vacancy Loss	(978)	(543)	(435)	80.1%	(5,558)	(3,905)	(1,653)	42.3%

Rental Revenue	11,700	11,687	13	0.1%	67,490	67,758	(268)	(0.4%)
Operating Expenses
Property Operating Expenses	659	351	308	87.7%	6,370	6,004	366	6.1%
Real Estate Taxes	1,385	1,332	53	4.0%	8,556	8,167	389	4.8%
Tenant Reimbursement	(1,532)	(1,520)	(12)	0.8%	(9,543)	(9,903)	360	(3.6%)

Net Operating Expenses	512	163	349	214.1%	5,383	4,268	1,115	26.1%

Net Operating Income	$11,188	$11,524	$(336)	(2.9%)	$62,107	$63,490	$(1,383)	(2.2%)

Physical Occupancy (EOP)	93.4%	96.3%	(2.9%)		93.4%	96.3%	(2.9%)
Economic Occupancy	92.3%	95.6%	(3.3%)		92.4%	94.6%	(2.2%)
Percentage of Total NOI:	65.3%				84.6%
Components of NOI Changes:
Rental Increases/(Decreases)			$448	3.9%			$1,385	2.2%
Occupancy Increases/(Decreases)			(435)	(3.8%)			(1,653)	(2.6%)
Reduction/(Increase) in expenses, net of reimbursements			(349)	(3.0%)			(1,115)	(1.8%)

Total			$(336)	(2.9%)			$(1,383)	(2.2%)

Keystone Property Trust

Same Store Analysis — GAAP Basis (Dollars in thousands)

	Same Store Portfolio Quarter Ended December 31,				Same Store Portfolio Twelve Months Ended December 31,
	2002	2001	Change	% Change	2002	2001	Change	% Change
Revenue
Gross Potential Rent	$13,403	$13,050	$353	2.7%	$75,982	$74,168	$1,814	2.4%
Vacancy Loss	(978)	(543)	(435)	80.1%	(5,558)	(3,905)	(1,653)	42.3%

Rental Revenue	12,425	12,507	(82)	(0.7%)	70,424	70,263	161	0.2%
Operating Expenses
Property Operating Expenses	659	351	308	87.7%	6,370	6,004	366	6.1%
Real Estate Taxes	1,385	1,332	53	4.0%	8,556	8,167	389	4.8%
Tenant Reimbursement	(1,532)	(1,520)	(12)	0.8%	(9,543)	(9,903)	360	(3.6%)

Net Operating Expenses	512	163	349	214.1%	5,383	4,268	1,115	26.1%

Net Operating Income	$11,913	$12,344	$(431)	(3.5%)	$65,041	$65,995	$(954)	(1.4%)

Physical Occupancy (EOP)	93.4%	96.3%	(2.9%)		93.4%	96.3%	(2.9%)
Economic Occupancy	92.7%	95.8%	(3.1%)		92.7%	94.7%	(2.0%)
Percentage of Total NOI:	65.7%				84.6%
Components of NOI Changes:
Rental Increases/(Decreases)			$353	2.9%			$1,814	2.7%
Occupancy Increases/(Decreases)			(435)	(3.5%)			(1,653)	(2.5%)
Reduction/(Increase) in expenses, net of reimbursements			(349)	(2.8%)			(1,115)	(1.7%)

Total			$(431)	(3.5%)			$(954)	(1.4%)

Keystone Property Trust

Lease Expirations (Dollars in thousands, as of December 31, 2002)

	NEW JERSEY			PENNSYLVANIA			INDIANA
	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR
2003	96,987	$436	1.5%	1,660,306	$6,713	28.3%	—	$—	0.0%
2004	1,264,780	5,594	18.8%	427,265	1,896	8.0%	—	—	0.0%
2005	742,503	4,420	14.9%	357,215	1,620	6.8%	—	—	0.0%
2006	1,474,745	6,680	22.5%	1,122,963	3,970	16.8%	—	—	0.0%
2007	1,156,291	5,204	17.5%	898,311	3,084	13.0%	—	—	0.0%
2008	499,928	2,082	7.0%	120,000	445	1.9%	699,152	2,458	28.3%
2009	481,173	2,377	8.0%	1,090,830	4,519	19.1%	—	—	0.0%
2010	237,851	1,070	3.6%	2,916	—	0.0%	—	—	0.0%
2011	73,507	515	1.7%	171,700	699	3.0%	798,096	2,291	26.6%
2012 and beyond	210,530	1,324	4.5%	198,055	742	3.1%	931,604	3,878	45.1%

Total	6,238,295	$29,702	100.0%	6,049,561	$23,688	100.0%	2,428,852	$8,627	100.0%

	SOUTH CAROLINA			OTHER			TOTAL
	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR	Square Feet	Annualized Base Rent	% ABR
2003	1,354,289	$4,047	61.0%	105,000	$394	7.6%	3,216,582	$11,589	15.7%
2004	190,000	473	7.1%	314,000	1,015	19.6%	2,196,045	8,977	12.2%
2005	327,000	893	13.5%	—	—	0.0%	1,426,718	6,933	9.4%
2006	—	—	0.0%	—	—	0.0%	2,597,708	10,651	14.4%
2007	94,400	271	4.1%	243,948	1,471	28.4%	2,392,950	10,031	13.6%
2008	40,000	100	1.5%	42,135	110	2.1%	1,401,215	5,194	7.0%
2009	30,000	102	1.5%	243,672	695	13.4%	1,845,675	7,693	10.4%
2010	—	—	0.0%	—	—	0.0%	240,767	1,070	1.4%
2011	300,000	750	11.3%	181,350	499	9.6%	1,524,653	4,753	6.4%
2012 and beyond	—	—	0.0%	342,417	999	19.3%	1,682,606	6,945	9.5%

	2,335,689	$6,636	100.0%	1,472,522	$5,183	100.0%	18,524,919	$73,836	100.0%

Keystone Property Trust

Top 25 Tenants (Dollars in thousands, as of December 31, 2002)

Tenant Name	Number of Leases	Rentable Square Feet	Percentage of Leased SF	Percentage of Annualized Base Rent
The Home Depot, Inc.	1	812,739	4.4%	4.8%
Exel Logistics, Inc.	4	855,368	4.6%	3.9%
Herrod Distribution	1	610,949	3.3%	3.5%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)	1	585,510	3.2%	3.5%
Brightpoint, Inc.	1	495,740	2.7%	3.4%
Belkin Electronics, Inc.	1	798,096	4.3%	3.1%
Cosmetic Essence, Inc.	1	483,507	2.6%	2.7%
Coca-Cola Bottlers of New Jersey (1)	1	243,751	1.3%	2.6%
Cumberland Distribution	1	489,213	2.6%	2.6%
Poly-Foam International, Inc.	6	669,871	3.6%	2.5%
Franklin Storage Inc.	1	420,000	2.3%	2.3%
Engine Controls Distribution Services, Inc. (a subsidiary of Dana Corporation)	1	407,100	2.2%	2.1%
Group Athletica (a division of Reebok)	1	599,152	3.2%	2.1%
SETCO, Inc.	2	327,636	1.8%	2.0%
Behr Process Corp.	1	320,482	1.7%	1.9%
Direct Fulfillment LP	1	265,000	1.4%	1.8%
SSC Services of Indiana, LLC (2)	1	435,864	2.4%	1.8%
Parcel Direct (1)	1	241,110	1.3%	1.8%
Vestcom	1	210,530	1.1%	1.8%
Guest Supply (1)	2	269,058	1.5%	1.7%
BMW	2	431,198	2.3%	1.6%
International Paper	1	311,707	1.7%	1.6%
Philips Lighting Co.	1	400,000	2.2%	1.6%
Middlesex Warehouse Investors	1	280,000	1.5%	1.5%
LVMH Perfumes and Cosmetics	1	255,000	1.4%	1.5%

Total/Wtd Avg	36	11,218,581	60.6%	59.7%

(1)
Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.

(2)
Tenant occupies a property that is 50% owned as part of a Joint Venture with Browning Investments, Inc.

Keystone Property Trust

Acquisitions, Dispositions, and Development Placed in Service in 2002 (Dollars in thousands, as of December 31, 2002)

Property	City	State	Market	Closing Date of Acquisitions & Dispositions	Square Feet		Current Leased %		Purchase/ Sales Price
DEVELOPMENT
21 Roadway Expansion	Carlisle	PA	Pennsylvania	N/A	151,600		100.0%		N/A
283 Prospect Plains Road (Cranbury West Phase II)	Cranbury	NJ	Central & Northern NJ	N/A	473,148		78.2	%(1)	N/A

Development Placed in Service Total					624,748
ACQUISITIONS
Industrial
Land
7351 Morris Court	Upper Macungie	PA	Allentown	7/9/02	70,000	(2)			$665
19 Colony Rd (Greenville Yards)	Jersey City	NJ	Central & Northern NJ	9/25/02	524,469	(2)			6,570

Land Acquisitions Total					594,469				$7,235
Buildings
1275 Valley Brook Avenue (3)	Lyndhurst	NJ	Central & Northern NJ	8/16/02	142,580				$8,361
510 Commercial Avenue (3)	Carlstadt	NJ	Central & Northern NJ	9/19/02	79,765				4,360
1250 Valley Brook Avenue (3)	Lyndhurst	NJ	Central & Northern NJ	9/30/02	130,752				8,237
355 Independence Avenue	Upper Allen	PA	Pennsylvania	11/1/02	262,500				9,975
301 Oak Street	Pittstown	PA	Pennsylvania	12/13/02	289,242				8,100
80 South Middlesex Road	Middlesex	PA	Pennsylvania	12/16/02	500,000				18,950
Building Acquisitions Total					1,404,839				$57,983

Acquisitions Total					1,999,308				$65,218

DISPOSITIONS
Industrial
351 West 10th Street	Indianapolis	IN	Indianapolis	7/1/02	39,252				$3,900
One & Two Tabas Lane	Exton	PA	Pennsylvania	8/7/02	300,027				11,400
852 Buncombe Road	Greer	SC	South Carolina	9/20/02	60,000				1,400
Upstate NY Portfolio	Various	Various	Various	12/13/02	2,565,887				61,948

Industrial Total					2,965,166				$78,648
Office
Two Meridian Drive	Wyomissing	PA	Pennsylvania	1/18/02	64,154				$5,900
17 Columbia Circle	Albany	NY	Albany	7/18/02	66,000				7,000
Upstate NY Portfolio	Various	Various	Various	12/13/02	1,328,905				116,352

Office Total					1,459,059				$129,252

Dispositions Total					4,424,225				$207,900

(1)
Tenants are phasing into 100% occupancy.

(2)
Represents buildable square feet.

(3)
These properties were acquired by a joint venture with CalEast Industrial Investors LLC, in which the Company retained a 20% ownership interest.

  Keystone Property Trust

Equity Method Investments — Pro rata Consolidating Balance Sheet at December 31, 2002 (Dollars in thousands)

	KTR Historical	Pro rata Keystone NJ Associates, LLC(1)	Pro rata Airtech Park(2)	Pro rata Keystone Realty Services, Inc.(3)	Other Adjustments(4)	Proforma Total
Assets
Gross Real Estate Assets	$542,617	$32,033	$9,642	$—	$—	$584,292
Assets Held for Sale	86,202	—	—	—	—	86,202
Accumulated Depreciation	(39,432)	(1,187)	(52)	—	—	(40,671)
Other Assets	81,225	896	—	5,658	(22,679)	65,100

Total Assets	$670,612	$31,742	$9,590	$5,658	$(22,679)	$694,923

Liabilities & Equity
Debt	$325,796	$15,197	$8,233	$—	$—	$349,226
Other Liabilities	19,767	422	20	439	—	20,648

Total Liabilities	345,563	15,619	8,253	439	—	369,874

Equity, Including Minority Interest	325,049	16,123	1,337	5,219	(22,679)	325,049

Total Liabilities and Equity	$670,612	$31,742	$9,590	$5,658	$(22,679)	$694,923

(1)
In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2)
In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002, it is currently 55% occupied.

(3)
The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4)
Consists of elimination adjustments for presentation purposes.

  Keystone Property Trust

Equity Method Investments — Pro rata Consolidating Statements of Income & FFO For the Quarter Ended December 31, 2002 (Dollars in thousands)

	KTR Historical	Pro rata Keystone NJ Associates, LLC (1)	Airtech Pro rata Park (2)	Pro rata Keystone Realty Services, Inc. (3)	Other Adjustments (4)	Proforma Total
Revenue:
Rents	$19,773	$766	$176	$—	$—	$20,715
Reimbursement Revenue and Other	3,451	171	25	504	—	4,151

Total revenue	$23,224	$937	$201	$504	$—	$24,866

Operating Expenses:
Property Operating Expenses	$2,192	$80	$24	$—	$—	$2,296
Real Estate Taxes	2,542	137	—	—	—	2,679

Property NOI	18,490	720	177	504	—	19,891

General and Administrative	3,114	2	—	582	—	3,698
EBITDA	15,376	718	177	(78)	—	16,193
Depreciation and Amortization	4,404	203	28	93	—	4,728
Interest Expense	5,918	276	50	5	—	6,249

Income before other items	5,054	239	99	(176)	—	5,216
Equity in Income from Equity Method Investments	316	—	—	—	(162)	154
Losses on Sales of Assets	(697)	—	—	—	—	(697)
Extraordinary Items — Loss on Early Retirement of Debt	(685)	—	—	—	—	(685)
Preferred Dividends, Preferred Distributions, and Minority Interest	(2,128)	—	—	—	—	(2,128)

Net Income (Loss) Allocated to Common Shareholders	$1,860	$239	$99	$(176)	$(162)	$1,860

FFO
Income from Continuing Operations before Minority Interest of Unitholders in Operating Partnership, Extraordinary Item, and Income Allocated to Preferred Shareholders	$4,673	$239	$99	$(176)	$(162)	$4,673
Losses/(Gains) on Sales of Assets	697	—	—	—	—	697
Income from Discontinued Operations	4,404	—	—	—	—	4,404
Depreciation and Amortization- Real Estate Assets	231	203	28	—	(231)	231

Funds from Operations	$10,005	$442	$127	$(176)	$(393)	$10,005

(1)
In 2001, the Company formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2)
In June 2001, the Company formed a joint venture with Browning Investments, Inc. ("Browning") known as 4 Points Associates, to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of this venture and the construction of this facility was completed in the first quarter of 2002. It is currently 55% occupied.

(3)
The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. (the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company.

(4)
Consists of elimination adjustments for presentation purposes.

Keystone Property Trust

Summary of Land Under Development and Control
As of December 31, 2002 (dollars in millions)

Project	% Ownership Interest/ Partner	Market/ Submarket	Acres	Estimated Buildable SF	Estimated Project Cost	Cost Incurred To Date	% Leased	Actual or Estimated Construction Start Date (Qtr/Year)	Estimated Stabilization Date (Qtr/Year)
Projects Under Construction
19 Colony Road (Greenville Yards)	100%	New Jersey/North	26	525,000	$33	$11	—	3/02	1/04

Subtotal—Projects Under Construction			26	525,000	$33	$11
Completed Projects in Lease Up Stage
257 Prospect Plains Rd (Cranbury East Phase I)	100%	New Jersey/Exit 8A	37	510,000	$27	$24	—	3/00	3/03
700 Airtech Park (4 Points Associates, LLC)	50% / Browning	Indiana/Indianapolis Airport	43	796,000	22	20	55%	2/01	2/03

Subtotal—Projects in Lease Up Stage			80	1,306,000	$49	$44

Development Pipeline (Next 36 months)
Keystone Cranbury East Phase II	100%	New Jersey/Exit 8A	37	500,000	$24	$7		2/03
Central PA/Otto (1)	100%	Pennsylvania/Harrisburg	115	1,200,000	36	—		2/04
Airtech Park (1)	50% / Browning	Indiana/Indianapolis Airport	90	1,482,000	37	—		2/03
7553 Morris Court (Westpark Land)	100%	Pennsylvania/Allentown	15	266,000	9	2		2/04
Goldstar Site	100%	New Jersey/Exit 8A	50	788,000	38	7		3/03
Station Road/Sharma (1)	100%	New Jersey/Exit 8A	50	655,000	29	—		2/04
66 Station Road	20% / CalEast	New Jersey/Exit 8A	62	667,000	31	5		3/04

Subtotal—Pipeline			419	5,558,000	$204	$21

Additional Development Potential
Stults Road	100%	New Jersey/Exit 8A	6	130,000
Central PA/Otto (1)	100%	Pennsylvania/Harrisburg	100	1,200,000
Arnold Road and Other Expansions	100%	Pennsylvania/Reading, other	20	221,000
Airtech Park/6 Points (1)	50% / Browning	Indiana/Indianapolis Airport	235	3,518,000
7351 Morris Court (1)	100%	Pennsylvania/Allentown	8	120,000

Subtotal—Additional Development Potential			369	5,189,000

Total Development Potential—Pipeline Additional			788	10,747,000

Grand Total			894	12,578,000

(1)
Under contract or option.

  Keystone Property Trust

Debt Detail (Dollars in thousands, as of December 31, 2002)

	Fixed Rate Mortgages		Variable Rate Debt
Year of Maturity	Monthly Amortization	Due on Maturity	Mortgage Debt	Credit Facilities	Total Scheduled Payments	Wtd Avg Interest Rate For Fixed Rate Maturities
2003	2,393	—	35,504	6,466	44,363	0.0%
2004	2,555	37,422	—	97,500	137,477	7.3%
2005	2,431	14,518	—	—	16,949	7.9%
2006	2,154	12,509	—	—	14,663	7.3%
2007	604	84,951	—	—	85,555	7.8%
2008	739	6,554	—	—	7,293	7.0%
2009	788	—	—	—	788	0.0%
2010	715	16,129	—	—	16,844	8.3%
2011	626	—	—	—	626	0.0%
2012 and thereafter	1,084	—	—	—	1,084	0.0%

Total	$14,089	$172,083	$35,504	$103,966	$325,642	7.7%

	Debt Premium, Net of Amortization				154

	Total Debt Outstanding				$325,796

Keystone Property Trust

Portfolio Analysis

Portfolio Characteristics	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
Number of Properties-In Service	93	124	125	124	125
Number of Properties-Completed Projects in Lease-Up Stage	1	1	2	3	3

Total Number of Properties	94	125	127	127	128

Rentable Square Feet -In Service	19,915,038	22,758,088	22,142,658	21,809,658	21,802,930
Rentable Square Feet-Completed Projects in Lease-Up Stage	870,136	870,136	1,596,000	1,929,000	1,999,000

Total Rentable Square Feet	20,785,174	23,628,224	23,738,658	23,738,658	23,801,930

Occupied (Square Feet)	18,524,919	21,381,762	20,849,923	20,414,376	20,470,772
Vacant (Square Feet)	1,390,119	1,376,326	1,292,735	1,395,282	1,332,158
Number of Leases	133	254	249	246	262
Average Tenant Size per Occupied Square Foot — Industrial	149,273	138,933	140,568	139,406	136,292
Occupancy Rates -Based on In Service RSF	93.0%	94.0%	94.2%	93.6%	93.9%
Number of In Service Properties by Market:
New Jersey	21	21	18	17	17
Pennsylvania	29	29	31	31	32
Indiana	6	6	6	6	6
South Carolina	26	26	27	27	27
Other	11	42	43	43	43

Total In Service Properties	93	124	125	124	125

Keystone Property Trust

Physical Occupancy Analysis

Physical Occupancy by Sub-Market:

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
NEW JERSEY
Central and Northern NJ	94.9%	95.1%	98.5%	99.2%	99.3%

PENNSYLVANIA
Allentown, PA	92.2%	94.0%	91.5%	92.9%	92.6%
Chester County, PA (1)	—	—	100.0%	100.0%	100.0%
Harrisburg/Chambersburg, PA	93.9%	92.9%	92.9%	93.2%	94.7%
Reading, PA	69.7%	69.7%	69.7%	5.6%	97.5%
Scranton/Wilkes-Barre, PA	100.0%	100.0%	100.0%	100.0%	100.0%

Total Pennsylvania Portfolio	92.7%	92.4%	92.2%	89.3%	95.1%

INDIANA
Indianapolis, IN	93.7%	93.7%	92.6%	98.8%	100.0%

SOUTH CAROLINA
Greenville/Spartanburg, SC	85.8%	94.4%	93.0%	88.4%	88.7%

OTHER
Central Ohio	97.7%	98.3%	98.3%	100.0%	100.0%
Central and Northern NJ	100.0%	100.0%	100.0%	100.0%	100.0%
Albany, NY (2)	—	96.1%	96.4%	97.7%	98.0%
Rochester, NY (2)	—	90.1%	93.2%	93.2%	93.2%
Syracuse, NY (2)	—	89.2%	83.4%	88.6%	60.0%
Putnam County, NY	100.0%	100.0%	100.0%	100.0%	100.0%

Total Other Portfolio	98.0%	94.4%	92.2%	95.4%	85.6%

(1)
These properties were sold in August 2002.

(2)
These properties were sold as part of the Upstate New York Portfolio transaction in December 2002.

Keystone Property Trust

Preferred Equity Analysis (Dollars in thousands, except per share data)

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
Convertible Preferred Stock
Series A (1)
Shares Outstanding	—	—	800,000	800,000	800,000
Aggregate Liquidation Value	$—	$—	$20,000	$20,000	$20,000
Liquidation Value Per Share	$—	$—	$25.00	$25.00	$25.00
Common Share Conversion Price	$—	$—	$16.50	$16.50	$16.50
Yield	—	—	9.00%	9.00%	9.00%
Series C (1)
Shares Outstanding	600,000	600,000	800,000	800,000	800,000
Aggregate Liquidation Value	$15,000	$15,000	$20,000	$20,000	$20,000
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$15.75	$15.75	$15.75	$15.75	$15.75
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Convertible Preferred Operating Partnership Units
Series B (2)
Units Outstanding	—	—	300,000	300,000	300,000
Aggregate Liquidation Value	$—	$—	$7,500	$7,500	$7,500
Liquidation Value Per Share	$—	$—	$25.00	$25.00	$25.00
Common Share Conversion Price	$—	$—	$16.50	$16.50	$16.50
Yield	—	—	9.50%	9.50%	9.50%
Series C (3)
Units Outstanding	1,664,965	1,664,965	1,664,965	1,664,965	1,664,965
Aggregate Liquidation Value	$41,624	$41,624	$41,624	$41,624	$41,624
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.00	$16.00	$16.00	$16.00	$16.00
Yield	9.75%	9.75%	9.75%	9.75%	9.75%
Series D
Units Outstanding	450,700	450,700	450,700	450,700	450,700
Aggregate Liquidation Value	$11,268	$11,268	$11,268	$11,268	$11,268
Liquidation Value Per Share	$25.00	$25.00	$25.00	$25.00	$25.00
Common Share Conversion Price	$16.50	$16.50	$16.50	$16.50	$16.50
Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Total Liquidation/Book Value of Preferred Stock	$67,892	$67,892	$100,392	$100,392	$100,392

(1)
800,000 shares of Series A Convertible Preferred Stock and 200,000 shares of Series C Convertible Preferred Stock were re-purchased by the company on September 8, 2002.

(2)
These Convertible Preferred OP Units were re-purchased by the company on September 19, 2002.

(3)
796,129 Convertible Preferred OP Units were re-purchased by the company on August 27, 2001.

Keystone Property Trust

Equity Analysis (Dollars in thousands, except per share data)

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
Total Outstanding in Common Share Equivalents:
Common Shares	21,355,609	21,167,471	18,781,318	18,439,926	18,397,625
Operating Partnership Units	5,621,308	5,811,361	6,202,094	6,331,705	6,356,885
Preferred Stock	952,381	952,381	2,481,962	2,481,962	2,481,962
Preferred Operating Partnership Units	3,284,387	3,284,387	3,738,932	3,738,932	3,738,932

Total	31,213,685	31,215,600	31,204,306	30,992,525	30,975,404
Weighted Average Outstanding:
Common Shares	21,313,553	19,489,288	18,618,724	18,417,002	18,396,587
Operating Partnership Units	5,690,532	5,968,503	6,317,462	6,351,776	6,356,885
Preferred Shares (at Common Share Equivalents)	952,381	2,099,567	2,481,962	2,481,962	2,481,962
Preferred Operating Partnership Units (at Common Share Equivalents)	3,284,387	3,679,644	3,738,932	3,738,932	3,738,932
Common Stock Options	195,603	172,397	127,115	49,037	3,262

Total	31,436,456	31,409,399	31,284,195	31,038,709	30,977,628
Common Share Price Range:
Quarterly High	$17.28	$16.75	$15.94	$14.28	$13.25
Quarterly Low	15.30	13.45	13.91	13.05	11.78
Quarterly Average	16.63	15.67	15.01	13.59	12.59
End of Quarter	16.97	16.64	15.87	14.10	13.09
Common Stock Options Outstanding	1,144,579	1,335,854	1,312,454	1,329,187	1,329,187
Weighted Average Option Exercise Price	$13.79	$13.83	$13.83	$13.78	$13.78
Capitalization:
Liquidation/Book Value of Preferred Stock & Units	$67,892	$67,892	$100,392	$100,392	$100,392
Market Value of Common Equity	457,798	448,928	396,487	349,280	324,037

Market Capitalization	525,690	516,820	496,879	449,672	424,429
Total Debt	325,796	433,202	441,107	438,267	435,136

Total Market Capitalization	$851,486	$950,022	$937,986	$887,939	$859,565

Keystone Property Trust

Debt Analysis (Dollars in thousands, except per share data)

	December 31, 2002		September 30, 2002		June 30, 2002		March 31, 2002		December 31, 2001
Debt Outstanding
Mortgage Loans	$194,970		$309,867		$315,778		$316,942		$321,749
Construction Loans	26,706		12,308		12,181		12,055		11,932
Revolving Credit Facilities	103,966		109,566		111,566		107,566		99,466
Debt Premium, Net of Amortization	154		1,461		1,582		1,704		1,989

Total Debt Outstanding	$325,796		$433,202		$441,107		$438,267		$435,136

Interest Rate Structure
Fixed	$186,172		$309,867		$315,778		$316,942		$321,749
Variable	139,470		121,874		123,747		119,621		111,398

Total	$325,642		$431,741		$439,525		$436,563		$433,147

Weighted Average Term to Maturity (In years)	3.0		3.9		4.2		4.4		4.7
% of Fixed Rate Loans	57.2%		71.8%		71.8%		72.6%		74.3%
% of Variable Rate Loans	42.8%		28.2%		28.2%		27.4%		25.7%
% of Secured Debt	70.1%		76.1%		76.1%		76.8%		78.5%
% of Unsecured Debt	29.9%		23.9%		23.9%		23.2%		21.5%
Average Interest Rates
Mortgage Loans	7.5%		7.7%		7.7%		7.7%		7.8%
Construction Loans	3.6%		4.1%		4.1%		4.1%		4.4%
Revolving Credit Facilities	3.3%		3.4%		3.5%		3.5%		3.6%

Total Weighted Average	5.8%		6.5%		6.6%		6.6%		6.7%

Debt Ratios
Debt to Total Market Capitalization	38.3%		45.6%		47.0%		49.4%		50.6%
Debt to Undepreciated Assets	45.9%		51.6%		50.3%		50.1%		49.8%
Coverage Ratios
Interest Coverage-Property NOI (NOI/Interest)	2.9	x	3.0	x	3.0	x	3.1	x	2.9	x
Interest Coverage-EBITDA (EBITDA/Interest)	2.5	x	2.7	x	2.8	x	2.8	x	2.7	x
Interest Coverage-EBITDA-YTD (EBITDA/Interest—Year-to-date)	2.7	x	2.8	x	2.8	x	2.8	x	2.4	x
Debt Service Coverage—Property NOI (NOI/(Interest + Principal Amortization))	2.5	x	2.6	x	2.6	x	2.7	x	2.4	x
Debt Service Coverage—EBITDA (EBITDA/(Interest + Principal Amortization))	2.1	x	2.4	x	2.4	x	2.5	x	2.3	x
Fixed Charge Coverage—Property NOI (NOI/(Interest + Preferred Distributions))	2.3	x	2.3	x	2.3	x	2.3	x	2.2	x
Fixed Charge Coverage—EBITDA (EBITDA/(Interest + Preferred Distributions))	2.0	x	2.1	x	2.1	x	2.1	x	2.1	x

Keystone Property Trust

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	December 31, 2002		September 30, 2002		June 30, 2002		March 31, 2002		December 31, 2001
PRICING MULTIPLES
NOI Multiple
((Market Value of Common Equity + Preferred Share/Units + Total Debt)/Ann. NOI)	11.0	x	11.0	x	10.9	x	10.4	x	9.8	x
EBITDA Multiple
((Market Value of Common Equity + Preferred Share/Units + Total Debt) / Ann. EBITDA)	13.5	x	12.5	x	12.2	x	11.8	x	10.9	x
FFO Multiple
(Quarter End Common Share Price/Ann. FFO—per share)	13.3	x	10.1	x	9.3	x	8.3	x	7.8	x
FAD Multiple
(Quarter End Common Share Price/Ann. FAD—per share)	15.7	x	12.2	x	11.0	x	9.5	x	9.4	x
NOI Yield
(Ann. NOI before Interest and Depreciation Expense/(Market Value of Common Equity + Preferred Share/Units + Debt))	9.1%		9.1%		9.2%		9.6%		10.2%
EBITDA Yield
(Ann. EBITDA/(Market Value of Common Equity + Preferred Share/Units + Debt))	7.4%		8.0%		8.2%		8.5%		9.1%
FFO Yield
(Ann. FFO—per share/Quarter End Common Share Price)	7.5%		9.9%		10.7%		12.1%		12.8%
FAD Yield
(Ann. FAD—per share/Quarter End Common Share Price)	6.4%		8.2%		9.1%		10.5%		10.7%
RETURNS
Yield on Real Estate Owned—NOI
(Ann. NOI before Interest and Depreciation Expense/Average Gross Operating Real Estate Investments)	10.7%		10.5%		10.5%		10.5%		10.5%
Yield on Real Estate Owned—EBITDA
(Ann. EBITDA/Average Gross Operating Real Estate Investments)	8.7%		9.2%		9.4%		9.2%		9.5%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBITDA/Avg. Equity & Minority Interest)	19.7%		22.1%		21.7%		21.2%		21.5%
FFO Return on Book Value of Average Equity & Minority Interest
(Ann. FFO/Avg. Equity & Minority Interest)	12.2%		14.5%		14.5%		14.3%		14.0%

Keystone Property Trust

Dividend Analysis

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
Common Stock Dividends Paid:
Dividends per Share/Unit	$0.325	$0.325	$0.320	$0.320	$0.320
Declaration Date	10/7/2002	7/2/2002	4/5/2002	1/4/2002	10/5/2001
Common Shareholders' Record Date	10/17/2002	7/17/2002	4/16/2002	1/17/2002	10/16/2001
Common Dividends Payment Date	10/31/2002	7/31/2002	4/30/2002	1/31/2002	10/31/2001
Common Dividend Payout Ratios:
Payout—FFO
(Dividends/FFO)	101.6%	75.6%	74.4%	74.4%	76.2%
Payout—FAD
(Dividends/FAD)	120.4%	95.6%	88.9%	86.5%	91.4%
Dividend Coverage—FFO
(FFO/Dividends)	1.0x	1.2x	1.3x	1.3x	1.3x
Dividend Coverage—FAD
(FAD/Dividends)	.8x	1.1x	1.1x	1.2x	1.1x
Common Dividend Yields:
Dividend Yield (Yield based on annualized current dividend per share and quarter end share price)	7.7%	7.8%	8.1%	9.1%	9.8%
Spread Over 5 Year U.S. Treasury at quarter end	2.7%	2.6%	4.1%	4.6%	4.2%
Spread Over 10 Year U.S. Treasury at quarter end	3.8%	3.6%	4.8%	5.3%	5.0%

Keystone Property Trust

Research Coverage, Anticipated 2003 Earnings Release and Dividend Calendar

Research Coverage

Firm	Analyst	Phone
Bear, Stearns & Co., Inc.	Ross Smotrich	212-272-8046
Credit Suisse First Boston	Lawrence Raiman	212-538-2380
Wachovia Securities	Christopher P. Haley	804-782-3708
	Donald Fandetti	443-263-6537
Merrill Lynch	Steve Sakwa	212-449-0335
	Brian Legg	212-449-1153
RBC Capital Markets	Jay Leupp	415-633-8588
	David Copp	415-633-8558

Anticipated 2003 Earnings Release and Dividend Calendar

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Dividend Declaration Date	4/4/2003	7/3/2003	10/6/2003	First week in Jan 2004
Dividend Record Date	4/17/2003	7/16/2003	10/16/2003	1/16/2004
Dividend Payment Date	4/30/2003	7/31/2003	10/31/2003	1/31/2004
Anticipated Earnings Release/Earnings Call	4/23/2003	7/23/2003	10/22/2003	1/28/2004
Annual Shareholders Meeting		6/5/2003

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